Exhibit 32.1

FORTRESS BIOTECH, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortress Biotech, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lindsay A. Rosenwald, M.D., Chairman, President, and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for, the periods presented in the Report.

May 10, 2016

By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer
(Principal Executive Officer)